                                                                    Exhibit 24.1

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                        /s/ John F. Barrett
                                        ------------------------------
                                        John F. Barrett
                                        Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                            /s/ Judith G. Boynton
                                            -----------------------------------
                                            Judith G. Boynton
                                            Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                               /s/ Gary C. Butler
                                               ------------------------------
                                               Gary C. Butler
                                               Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                            /s/ David B. Dillon
                                            -----------------------------------
                                            David B. Dillon
                                            Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                              /s/ Eric C. Fast
                                              ---------------------------------
                                              Eric C. Fast
                                              Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                                 /s/ Roger L. Howe
                                                 ---------------------------
                                                 Roger L. Howe
                                                 Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                            /s/ Steven C. Mason
                                            ---------------------------------
                                            Steven C. Mason
                                            Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                          /s/ Philip A. Odeen
                                          -------------------------------------
                                          Philip A. Odeen
                                          Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                           /s/ James F. Orr
                                          -------------------------------------
                                          James F. Orr
                                          Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                             /s/ Brian H. Rowe
                                             ----------------------------------
                                             Brian H. Rowe
                                             Director

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                              /s/ William D. Baskett III
                                              ----------------------------
                                              William D. Baskett III
                                              General Counsel and Secretary

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                                     /s/ Steven G. Rolls
                                                     -------------------------
                                                     Steven G. Rolls
                                                     Chief Financial Officer

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, CONVERGYS CORPORATION, an Ohio corporation (the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, and the Rules and Regulations thereunder, a Registration Statement on Form S-3 registering up to $500,000,000 of the Company's equity, debt and other securities, including common shares, preferred shares, debt securities and warrants to purchase common shares, preferred shares and debt securities; and

         WHEREAS, the undersigned is a officer of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints James
F. Orr, Steven G. Rolls and William D. Baskett III, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such registration statement on Form S-3, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of August, 2000.



                                            /s/ Andre S. Valentine
                                            ------------------------------
                                            Andre S. Valentine
                                            Vice President and Controller